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                                                                    EXHIBIT 10C

                              AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT
                                      1999

         THIS AMENDED AND RESTATED MANAGEMENT AGREEMENT, made and entered into as of this first day of July, 1999 by and between Midwest Medical Insurance Company (the "Company"), a Minnesota stock insurance corporation, and Midwest Medical Insurance Holding Company (the "Manager"), a Minnesota corporation.

         WITNESSETH:

         WHEREAS, by Management Agreement dated November 30, 1988 and amended and restated as of January 1, 1996, at the request of the Company, the Manager has managed the business of the Company, provided certain other management services and provided facilities for the conduct of the Company's business; and

         WHEREAS, the parties desire to continue such relationship, amend certain provisions of the Management Agreement, and restate such agreement and its various amendments by this Amended and Restated Management Agreement ("Management Agreement");

         NOW, therefore, in consideration of the mutual promises set forth below, the parties agree and contract as follows:

         1. Appointment of Manager. The Company hereby confirms the appointment of the Manager to be the exclusive manager of the business of the Company, pursuant to the terms and conditions of this Management Agreement.

         2. General Powers. The Manager agrees to perform or provide for the performance of the services hereinafter specified for the management of the Company in an efficient manner in strict accordance with the law, applicable requirements of governmental and non governmental regulatory and supervisory authorities, and generally accepted insurance, accounting, actuarial and business practices consistent with the financial well-being and general welfare of the Company and its insureds. The Manager agrees to procure and maintain any and all licenses that may be necessary in connection with performance of its duties under this Agreement, including, without limitation, insurance brokers' and salesmen's licenses.

         3. Services. The Manager agrees to perform or provide for the performance of the following services, unless otherwise stated, at its expense, on behalf of the Company:

         (a) to provide general administration and management of the day-to-day insurance business of the Company including, without limitation, the production, underwriting and servicing of insurance and claims;

         (b) to solicit, receive and accept or reject applications for insurance to be issued by the Company and to investigate and pass upon the

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MANAGEMENT AGREEMENT
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                  desirability of the risks involved in the applications for insurance; and in such connection to provide marketing and sales services, as reasonably necessary;

         (c) to provide advise and recommendations concerning the strategic directions and business plans of the Company and to bring to its attention for appropriate action opportunities for the pursuit of the business plan of the Company, as it is approved and modified from time to time;

         (d) to underwrite, classify, rate and issue policies and binders of insurance and reinsurance for the Company;

         (e) to establish and maintain for, and as the property of, the Company complete and accurate records of all insurance policies written by the Company;

         (f) to solicit, collect, receive, and account for all insurance premiums paid, and to deposit all of said insurance premiums in a bank or banks to the account of the Company as soon as practicable; to maintain said premium accounts in accordance with applicable law;

         (g) to invest or cause the investment of such funds in accordance with legal requirements and the advice or instructions of any investment advisor or advisors selected by the Company upon the recommendation of the Manager and to monitor and supervise the performance of any such investment advisor on behalf of the Company and its Board of Directors and Investment Committee.

         (h) to establish and maintain for, and as the property of, the Company all financial and business records required by law and by sound and accepted insurance and business practices; to prepare for the Company all reports required by governmental and non governmental regulatory and supervisory authorities, including insurance reports and income tax returns;

         (i) to procure such reinsurance, automatic or facultative, required by law and by sound and accepted insurance and business practices; to keep the necessary records for, and as the property of, the Company in connection with such reinsurance;

         (j) to provide and equip appropriate and adequate offices for the business of the Company; to furnish all equipment, stationery, forms, printing and supplies for the conduct of functions required to be performed under this Agreement by the Manager;

         (k) to provide and maintain an adequate claims service and facilities for the handling of all claims against the Company and for the payment thereof on behalf of the Company; to recover promptly for the Company all reinsurance due on claims paid;

         (l) to prepare mailings, advertisements, newsletters and other promotional material for the Company;

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         (m)      to make all required filings with the Commissioner of Commerce of the State of Minnesota and any other governmental agencies and authorities having jurisdiction over the Company including income taxing authorities; and

         (n) to do any and all other things reasonably necessary to carry out the foregoing.

         4. Extraordinary Services. Manager agrees to provide such special, or extraordinary, services as may be requested by Company from time to time and which are outside the scope of the services described in paragraph 3., such as services in connection with the acquisition of other companies or businesses. At the time such extraordinary services are provided, the Company and Manager shall agree on the basis and amount of additional consideration or reimbursement, including any incentive compensation, as shall be payable with respect to any such extraordinary services.

         5. Reimbursement and Fees. The Company shall make the following payments with respect to services rendered and expenses incurred by Manager:

         (a) It shall reimburse all third party expenses and reimbursements paid or incurred on its behalf without service fee including, without limitation, the following:

                  (i) All board of director and board committee fees and expenses of the boards of both the Manager and the Company.
                  (ii) Directors and Officers liability insurance of the Company.
                  (iii) Legal, audit, consulting and other third party expenses incurred directly and specifically for the Company which shall not be considered to be part of Allocated Costs, as defined below.

         (b) Certain third party fees and charges which are direct obligations of the Company shall be paid by it in the first instance, including but not limited to items in paragraph 7.



         (c) It shall pay promptly upon receipt of invoice all costs, fees and additional consideration as is agreed upon between the parties under paragraph 4 with respect to Extraordinary Services.

         (d) It shall pay its share of operating, general and overhead expenses of Manager which are incurred by Manager to provide the services to the Company under paragraph 3 above, plus a 10% service charge thereon. Operating, general and overhead expenses of Manager shall be allocated between Manager, the Company and other corporate subsidiaries and affiliates of Manager in accordance with generally accepted cost accounting principles consistently applied ("Allocated Costs"), shall be agreed upon in

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                  advance of each year during the term of this Agreement and memorialized on a schedule which shall be herein.

Payments shall be made on the first business day of each month based on Manager's estimate of amounts which will be payable to it hereunder with respect to such month on a cash basis modified to include accruals out of the ordinary and, with respect to December of each year, anticipated year end accruals. Such monthly payments shall include a true-up or adjustment factor to reflect actual results of the previous month and, annually, shall be trued-up and adjusted within 60 days after year's end to reflect actual accrued expenses and obligations incurred during the previous year.

Upon termination of this Agreement, such payments shall be trued-up and adjusted within 60 days after the last day of the month in which such termination occurred to reflect actual accrued expenses and obligations hereunder through the date of termination.

         6. Federal Income Taxes. Federal income taxes incurred by either the Manager or the Company shall be shared in accordance with the separate Tax Sharing Agreement between the parties dated December 16, 1998 and are excluded from this Management Agreement.

         7. Direct Expenses. It is agreed that certain expenses, to be agreed upon from time to time, but to include the following, are direct expenses of the Company and shall be paid directly by the Company:
                  (a) Agents commissions.
                  (b) Premium taxes.
                  (c) Guarantee fund assessments.
                  (d) Insurance Department licenses and fees.
                  (e) Donations approved by the Company's Board of Directors.
                  (f) Costs of legislative monitoring.
                  (g) Reinsurance commissions received by the Company from its reinsurers.
                  (h) Company membership dues and insurance federation dues.
                  (i) endorsement and licensing fees.

         8. Responsibility. The Manager shall remain fully responsible for the proper performance of any functions which it delegates to agents or independent contractors as permitted elsewhere in this Agreement.

The Manager assumes no responsibility hereunder other than to render the services called for, in good faith, and shall not be responsible for any actions of the Company, or its Board of Directors, in following or declining to follow the advise or recommendations of the Manager.

         9. Non-interference. Upon any termination of this Management Agreement, Manager agrees to turn over to Company all of its property and records, and to cooperate with the transition of the Company to other management services, provided that it receive its reasonable costs incurred in providing such transitional services, plus ten percent (10%).

In the event of any such termination, Company agrees not to solicit the employment or services of employees of Manager, without its prior written

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consent, nor retain such employment or services within one year of the effective date of the termination of this Management Agreement.

         10.      Term and Termination.

         (a) Upon execution, this Agreement shall be effective for an indefinite term and shall continue unless terminated by either party at the end of any calendar year by written notice to the other given at least 180 days prior to the effective date of termination.

         (b) Notwithstanding the provisions of Paragraph 8(a), either party may terminate this Agreement as hereinafter provided:

                  (1) Effective immediately upon written notice to the other party in the event of fraud or dishonesty by the other party, provided that such notice shall be given as soon as practicable after discovery of such fraud or dishonesty.

                  (2) Effective immediately upon written notice to the other party upon the final judicial determination of the insolvency or bankruptcy of the other party provided that such notice shall be given as soon as practicable after discovery of such fraud or dishonesty.

                  (3) Upon at least one full month's notice effective the last day of any month because of the material breach by the other party of its obligations under this Agreement, provided that such notice shall be given as soon as practicable after discovery of such breach and that the other party fails to remedy such breach within the notice period provided.

                  (4) Upon at least one full month's notice effective the last day of any month upon the merger of Company with another entity or upon the change in controlling ownership of Company by Manager.

         (c) Upon termination of this Agreement the Manager shall deliver to the Company or its successor in interest all property, records and information of every kind concerning the affairs of the Company in the possession, custody, or control of the Manager and the parties shall make all payments required in paragraphs 4 and 5.

         (d) After the effective date of termination of this Agreement for any reason, the Company shall bear the cost of both allocated and unallocated loss adjustment expense for all claims open at the date of termination or reported after the date of termination and the Manager shall not be responsible for any such expense after the date of termination.

         (e) In the event that either party gives such notice of termination, the Company shall have the right, during the period preceding the termination date, to make any and all arrangements necessary or desirable in its discretion to provide for personnel and facilities for

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AMENDED AND RESTATED
MANAGEMENT AGREEMENT
1999

                  the performance of the services performed under this Agreement by the Manager, and the Manager will cooperate with the Company toward the end that there will be an orderly transfer of management service functions in respect of the Company's business from the Manager to the Company or its designee.

         11. Damages for Breach. No provision of this Agreement shall preclude either party from recovering damages, if any, sustained by reason of any conduct in breach of the terms hereof.

         12. Regulatory Compliance. The Manager agrees and acknowledges that it shall cooperate in all respects with the relationship between the Company and the various governmental agencies having jurisdiction over it and its activities and agrees to make available to such agencies during normal business hours and upon reasonable request any and all records maintained by it for the Company under this Agreement.

         13.      Arbitration.

         (a) In the event any dispute or difference of opinion arises under or with respect to this Agreement, the controversy shall be submitted to arbitration. Each party shall select one arbitrator, and the two arbitrators so selected shall select a third arbitrator before the entry into arbitration. Each of the arbitrators shall be persons having no less than five (5) years' experience in executive position with casualty insurance companies transacting substantial business.

         (b) The arbitrators may use their discretion in conducting the arbitration proceedings and are relieved of all judicial formalities except that they shall allow the parties an opportunity to be heard after reasonable notice before reaching any decision.

         (c) Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other the expense of the third arbitrator and of the arbitration. k Any such arbitration shall take place in the greater Minneapolis-St. Paul area at a mutually acceptable location.


                                            MIDWEST MEDICAL INSURANCE
                                            HOLDING COMPANY

                                            By /s/ Andrew J. K. Smith
                                              ----------------------------------
                                              Andrew J. K. Smith, M.D., Chairman

                                            By /s/ David Bounk
                                              ----------------------------------
                                              David Bounk, President and CEO



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AMENDED AND RESTATED
MANAGEMENT AGREEMENT
1999


                                            MIDWEST MEDICAL INSURANCE COMPANY

                                            By /s/ Andrew J. K. Smith
                                              ----------------------------------
                                              Andrew J. K. Smith, M.D., Chairman

                                            By /s/ David Bounk
                                              ----------------------------------
                                              David Bounk, President and CEO


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